Exhibit 99.2

GROUPON BOARD NAMES RICH WILLIAMS CEO

Eric Lefkofsky assumes role as Chairman of the Board

CHICAGO - Nov. 3, 2015 - Groupon, Inc. (NASDAQ: GRPN) announced today that its Board of Directors has appointed Rich Williams as Chief Executive Officer and member of the Board of Directors, effective immediately. Williams succeeds Eric Lefkofsky, Groupon’s co-founder, who has been Groupon’s CEO since August 2013. Lefkofsky will return to the role of Chairman of the Board, also effective immediately.

“Rich is the right and natural choice for Groupon’s future, and he has the unanimous support of the Board of Directors. We are fully confident we have identified the best leader for our employees, customers, partners and shareholders,” said Ted Leonsis, outgoing Chairman of the Board and newly appointed Lead Independent Director. “Over the last two years, Eric has worked tirelessly for the company and the business is much stronger today because of it.”

“I am honored to be leading the company as Groupon evolves into a daily habit in our customers’ lives,” said Rich Williams. “Under Eric, we made significant strides in establishing our marketplace. That work will continue with a greater focus than ever. As CEO, my top priority is to unlock the long-term growth potential in the business by demonstrating everything the new Groupon has to offer. We have a great team here and I look forward to the opportunities ahead of us.”

During Lefkofsky’s tenure revenue grew 32 percent from $2.3 billion in 2012 to $3.1 billion in 2015 on a trailing-12-month basis, while adjusted EBITDA and Free Cash Flow stabilized.

“Cracking the code in local commerce is not easy. We’ve come a long way in building a leading local commerce marketplace in the last two years,” said Lefkofsky. “With his deep experience in e-commerce - both in and outside of Groupon - and expertise in marketing, operations and technology, Rich was the obvious choice to lead Groupon.”

Williams was appointed Chief Operating Officer in June 2015. Prior to the COO role, Williams was President of North America since 2014, where he worked to solidify Groupon’s playbook in the United States during a critical part of the company’s transition to a full mobile local commerce marketplace. In this role, he helped steer North America to five consecutive quarters of double-digit growth. He joined the company in June 2011 as Senior Vice President of Marketing with nearly 20 years of experience.

“I’m assuming the CEO role with three immediate priorities,” Williams said. “First, we will renew our investment in customer acquisition to introduce more new customers to our marketplace and accelerate growth. Second, we will increase our focus on streamlining our international operations to ensure we are operating as lean and efficiently as possible. Finally, we will shift our Shopping category away from lower margin ‘empty calorie’ products to grow a sustainable, healthy Goods business with stronger margins.”

About Groupon
Groupon (NASDAQ: GRPN) is a global leader of local commerce and the place you start when you want to buy just about anything, anytime, anywhere. By leveraging the company's global relationships and scale, Groupon offers consumers a vast marketplace of unbeatable deals all over the world. Shoppers discover the best a city has to offer on the web or on mobile with Groupon Local, enjoy vacations with Groupon Getaways, and find a curated selection of electronics, fashion, home furnishings and more with Groupon Goods.
Groupon is redefining how traditional small businesses attract, retain and interact with customers by providing merchants with a suite of products and services, including customizable deal campaigns, credit card payment processing capabilities, and point-of-sale solutions that help businesses grow and operate more effectively. To search for great deals or subscribe to Groupon emails, visit www.Groupon.com. To download Groupon's top-rated mobile apps, visit www.groupon.com/mobile. To learn more about the company's merchant solutions and how to work with Groupon, visit www.GrouponWorks.com.

Note on Forward-Looking Statements
The statements contained in this release that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve a number of risks and uncertainties, and actual results could differ materially from those discussed. The words "may," will," should," "could," "expect," anticipate," "believe," "estimate," intend," "continue" and other similar expressions are intended to identify forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those included in the forward-looking statements include, but are not limited to, volatility in our revenue and operating results; risks related to our business strategy, including our marketing strategy and spend and the productivity of those marketing investments; the impact of our shift away from lower-margin products in our Goods category; effectively dealing with challenges arising from our international operations including fluctuations in currency exchange rates; retaining existing customers and adding new customers, including as we increase our marketing spend and shift away from lower-margin products in our Goods category; retaining and adding new and high quality merchants; cyber security breaches; incurring expenses as we expand our business; competing successfully in our industry; maintaining favorable payment terms with our business partners; providing a strong mobile experience for our customers; delivery and routing of our emails; maintaining a strong brand; managing inventory and order fulfillment risks; integrating our technology platforms; managing refund risks; retaining, attracting and integrating members of our executive team; litigation; compliance with domestic and foreign laws and regulations, including the CARD Act and regulation of the Internet and e-commerce; tax liabilities; tax legislation; maintaining our information technology infrastructure; protecting our intellectual property; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; seasonality; payment-related risks; customer and merchant fraud; global economic uncertainty; our ability to raise capital if necessary;  difficulties, delays or our inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and the impact of our ongoing strategic review and any potential strategic alternatives we may choose to pursue.  For additional information regarding these and other risks and uncertainties, we urge you to refer to the factors included under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and our other filings with the Securities and Exchange Commission, copies of which may be obtained by visiting the company's Investor Relations web site at http://investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect Groupon’s expectations as of November 3, 2015. Groupon undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in its expectations.

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MEDIA CONTACTS
Bill Roberts
Groupon
312-459-5191
billr@groupon.com